                         SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, D.C.  20549

                                      FORM 8-K

                                   CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934


           Date of Report (Date of earliest event reported) May 11, 1999


                                  REGENCY BANCORP
               (Exact name of registrant as specified in its charter)




          California                   000-23815               77-0378956
 (State or other jurisdiction  (Commission File Number)       (IRS Employer
       of incorporation)                                   Identification No.)




     7060 N. Fresno, Fresno, California                             93720
(Address of principal executive offices)                         (Zip Code)


        Registrant's telephone number, including area code:   (559) 438-2600


                                   Not Applicable
           (Former name or former address, if changed since last report).




                                                            Page 1 of 7 pages


                                                The Exhibit Index is on Page 4.


                                        1
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Item 5.   OTHER EVENTS.

          The Registrant announced that Zions Bancorporation, Regency Bancorp and Regency Bank executed an Amendment, dated May 11, 1999, to the Agreement and Plan of Merger, dated April 27, 1999, by and among Zions Bancorporation, Regency Bancorp and Regency Bank. The Amendment added certain provisions to clarify rights of dissenters in the Merger. The Merger is subject to the approval of Regency Bancorp shareholders and applicable regulatory approvals. The foregoing is qualified by reference to the Amendment to Agreement and Plan of Merger attached hereto as Exhibit 2.1 and the Agreement and Plan of Merger dated April 27, 1999 attached as exhibit 2.1 to Registrant's Form 8-K dated April 27, 1999 and filed with the Commission on May 6, 1999.


Item 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  FINANCIAL STATEMENTS.

          Not Applicable.

     (b)  PRO FORMA FINANCIAL INFORMATION.

          Not Applicable.

     (c)  EXHIBITS.

          (2.1)     Amendment to Agreement and Plan of Merger dated May 11, 1999


                                       2
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                                     SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                        REGENCY BANCORP




Date:     May 27, 1999                  /s/ STEVEN R. CANFIELD
                                        -----------------------
                                        Steven R. Canfield
                                        EVP & CFO


                                       3
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                                   EXHIBIT INDEX




  Exhibit No.                     Description                         Page
  -----------                     -----------                         ----
      2.1          Amendment to Agreement and Plan of Merger          5-7
                               dated May 11, 1999





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